Exhibit 99.1

Global Payments Reports Fourth Quarter and Year-End Earnings

Data Intrusion Investigation Completed

Signs Agreement to Acquire Remaining 44% Interest in Asia-Pacific Joint Venture

Board Authorizes $150 Million Share Repurchase Program

ATLANTA, July 26, 2012 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal fourth quarter and year ended May 31, 2012.

Chairman and CEO Paul R. Garcia said, “I am pleased that in a challenging year we delivered strong results with revenues of $2.2 billion or 18% growth, and cash earnings per share of $3.53 or 15% growth over prior year. In addition, I am delighted to announce that we recently completed our data intrusion investigation, and we are focused on executing the remediation plan.

“We continue to drive strategies that will produce sustainable long-term growth, so I am pleased to announce that we have signed an agreement to acquire the remaining 44% interest in our merchant services joint venture in Asia-Pacific from HSBC. Lastly, our Board of Directors has authorized a $150 million share repurchase program, which I believe demonstrates our confidence in the company,” Garcia concluded.

Full-Year 2012 Summary

•	Revenues grew 18% to $2,203.8 million compared to $1,859.8 million in 2011.

•	Cash diluted earnings per share[1] from continuing operations grew 15% to $3.53 compared to $3.08 in the prior year.

•	GAAP fiscal 2012 full-year diluted earnings per share from continuing operations of $2.37, compared to $2.61 diluted earnings per share from continuing operations in the prior year.

[1]	See Schedule 2 for Cash Earnings and Schedules 6 and 7 for Reconciliations of Cash Earnings to GAAP.

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Fourth Quarter 2012 Summary

•	Revenues grew 15% to $597.0 million compared to $519.8 million in the fourth quarter of 2011.

•	Cash diluted earnings per share[1] from continuing operations grew 13% to $0.97 compared to $0.86 in the fourth quarter of 2011.

•	GAAP diluted earnings per share from continuing operations were $0.06, compared to $0.72 in the fourth quarter of 2011.

Data Intrusion Investigation

With the completion of our data intrusion investigation, GAAP results for the fourth quarter and full-year 2012 include a pre-tax charge of $84.4 million or $0.68 diluted earnings per share. This charge includes an estimate of charges from the card brands and investigation and remediation expenses. A qualified security assessor is conducting the independent review required to return the company to the lists of PCI compliant service providers.

Agreement to Acquire Remaining Interest in Asia-Pacific Joint Venture

In 2006, Global Payments and HSBC formed a joint venture, Global Payments Asia Pacific Limited, to provide payment processing services to merchants in Asia-Pacific, in which Global Payments’ ownership was 56%. Under the terms of the most recent agreement, Global Payments plans to acquire the remaining 44% ownership interest in this joint venture and will pay HSBC a total of USD$242 million. The company plans to use existing cash and lines of credit to complete the transaction and anticipates the deal will close during the second quarter of fiscal 2013. Assuming an October 1, 2012 close date, the deal is anticipated to be as much as $0.07 accretive to GAAP and cash diluted earnings per share and is included in our fiscal 2013 outlook.

2013 Outlook

For the full-year of fiscal 2013, the company expects annual revenue of $2,360 million to $2,400 million, or 7% to 9% growth over fiscal 2012. The company expects annual fiscal 2013 diluted earnings per share on a cash basis of $3.59 to $3.66, and includes a benefit of as much as $0.07 related to the Asia-Pacific acquisition. This reflects growth of 2% to 4% over fiscal 2012. On a constant currency basis, the company expects revenue to grow 8% to 10% and diluted earnings per share on a cash basis to grow 4% to 6%. Annual fiscal 2013 GAAP diluted earnings per share is expected to be $3.22 to $3.29. These expectations exclude the impact of any potential share repurchases.

David Mangum, Senior Executive Vice President and CFO, stated, “We completed fiscal 2012 with flexibility in our capital structure. As we go forward, our primary priority for capital deployment will

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continue to be organic growth and acquisitions as demonstrated by our purchase of the remaining 44% of our Asia-Pacific joint venture, complemented by share repurchases.”

Share Repurchase Authorization

The Board of Directors approved a new $150 million share repurchase authorization of Global Payments’ stock. Under this new program, Global Payments may repurchase shares in the open market or as otherwise may be determined by the company, subject to market conditions, business opportunities, and other factors. The company has no obligation to repurchase shares under this program. This authorization has no expiration date and may be suspended or terminated at any time. Repurchased shares will be retired but will be available for future issuance.

Investor Day

Global Payments plans to host an Investor Day in New York City on October 11, 2012, at the New York Stock Exchange. The company will webcast the Investor Day presentation live from the investor relations page of the company’s website at www.globalpaymentsinc.com. Additional details about the meeting will be available in the coming weeks.

Conference Call

Global Payments will hold a conference call today, July 26, 2012 at 5:00 p.m. EDT to discuss financial results and business highlights. Callers may access the conference call via the investor relations page of the company’s website at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments’ website through August 9, 2012.

About Global Payments

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe, and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

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This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following: the effect on our results of operations of the remediation efforts resulting from the unauthorized access to our processing system announced in March 2012, and the impact on our results of operations; foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, developments in the implementation of debit interchange legislation, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

Investor contacts: Jane M. Elliott 770-829-8234 Kay Sharpton 770-829-8870 investor.relations@globalpay.com	Media contact: Amy Corn 770-829-8755 media.relations@globalpay.com

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SCHEDULE 1

GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2012	2011	% Change	2012	2011	% Change
	(unaudited)
Revenues	$597,032	$519,754	15%	$2,203,847	$1,859,802	18%
Operating expenses:
Cost of service	213,071	191,440	11%	784,756	665,017	18%
Sales, general and administrative	289,712	240,171	21%	1,027,304	863,191	19%
Processing system intrusion	84,438	—	NM	84,438	—	NM

	587,221	431,611	36%	1,896,498	1,528,208	24%

Operating income	9,811	88,143	(89%)	307,349	331,594	(7%)
Other income (expense):
Interest and other income	2,818	3,534	(20%)	9,946	10,774	(8%)
Interest and other expense	(4,185)	(4,706)	(11%)	(16,848)	(18,161)	(7%)

	(1,367)	(1,172)	17%	(6,902)	(7,387)	(7%)

Income from continuing operations before income taxes	8,444	86,971	(90%)	300,447	324,207	(7%)
Benefit (provision) for income taxes	3,202	(24,587)	NM	(82,881)	(95,076)	(13%)

Income from continuing operations	11,646	62,384	(81%)	217,566	229,131	(5%)
Loss from discontinued operations, net of tax	—	(29)	NM	—	(975)	NM

Net income	11,646	62,355	(81%)	217,566	228,156	(5%)
Less: Net income attributable to noncontrolling interests, net of tax	(6,560)	(3,779)	74%	(29,405)	(18,918)	55%

Net income attributable to Global Payments	$5,086	$58,576	(91%)	$188,161	$209,238	(10%)

Amounts attributable to Global Payments:
Income from continuing operations	$5,086	$58,605	(91%)	$188,161	$210,213	(10%)
Loss from discontinued operations, net of tax	—	(29)	NM	—	(975)	NM

Net income attributable to Global Payments	$5,086	$58,576	(91%)	$188,161	$209,238	(10%)

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.06	$0.73	(92%)	$2.39	$2.63	(9%)
Loss from discontinued operations, net of tax	—	—	NM	—	(0.01)	NM

Net income attributable to Global Payments	$0.06	$0.73	(92%)	$2.39	$2.62	(9%)

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.06	$0.72	(92%)	$2.37	$2.61	(9%)
Loss from discontinued operations, net of tax	—	—	NM	—	(0.01)	NM

Net income attributable to Global Payments	$0.06	$0.72	(92%)	$2.37	$2.60	(9%)

Weighted average shares outstanding:
Basic	78,539	80,222		78,829	79,837
Diluted	79,192	81,045		79,431	80,478

NM—Not Meaningful

SCHEDULE 2

CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31,			Year Ended May 31,
	2012	2011	% Change	2012	2011	% Change
Revenues	$597,032	$519,754	15%	$2,203,847	$1,859,802	18%
Operating expenses:
Cost of service	200,051	175,897	14%	734,060	619,927	18%
Sales, general and administrative	274,390	237,087	16%	1,011,982	851,428	19%

	474,441	412,984	15%	1,746,042	1,471,355	19%

Operating income	122,591	106,770	15%	457,805	388,447	18%
Other income (expense):
Interest and other income	2,818	3,534	(20%)	9,946	10,774	(8%)
Interest and other expense	(4,185)	(4,706)	(11%)	(16,848)	(18,161)	(7%)

	(1,367)	(1,172)	17%	(6,902)	(7,387)	(7%)

Income from continuing operations before income taxes	121,224	105,598	15%	450,903	381,060	18%
Provision for income taxes	(36,318)	(29,432)	23%	(133,481)	(109,459)	22%

Income from continuing operations	84,906	76,166	11%	317,422	271,601	17%
Less: Net income attributable to noncontrolling interests, net of tax	(8,437)	(6,315)	34%	(37,193)	(23,876)	56%

Net income from continuing operations attributable to Global Payments	$76,469	$69,851	9%	$280,229	$247,725	13%

Basic earnings per share	$0.97	$0.87	11%	$3.55	$3.10	15%

Diluted earnings per share	$0.97	$0.86	13%	$3.53	$3.08	15%

Weighted average shares outstanding:
Basic	78,539	80,222		78,829	79,837
Diluted	79,192	81,045		79,431	80,478

NM – Not Meaningful

See Schedules 6 and 7 for a reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 3

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended May 31,
	2012		2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$351,872	$351,872	$281,500	$281,500	25%	25%
Canada	79,015	79,015	87,140	87,140	(9%)	(9%)

North America merchant services	430,887	430,887	368,640	368,640	17%	17%

Europe	128,521	128,521	115,359	115,359	11%	11%
Asia-Pacific	37,624	37,624	35,755	35,755	5%	5%

International merchant services	166,145	166,145	151,114	151,114	10%	10%

Total revenues	$597,032	$597,032	$519,754	$519,754	15%	15%

Operating income:
North America merchant services	$76,412	$81,194	$69,816	$73,085	9%	11%
International merchant services	48,074	61,664	41,632	52,569	15%	17%
Corporate(1)	(114,675)	(20,267)	(23,305)	(18,884)	(392%)	(7%)

Operating income	$9,811	$122,591	$88,143	$106,770	(89%)	15%

	Year Ended May 31,
	2012		2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$1,234,818	$1,234,818	$1,031,997	$1,031,997	20%	20%
Canada	332,434	332,434	330,872	330,872	0%	0%

North America merchant services	1,567,252	1,567,252	1,362,869	1,362,869	15%	15%

Europe	489,300	489,300	359,567	359,567	36%	36%
Asia-Pacific	147,295	147,295	137,366	137,366	7%	7%

International merchant services	636,595	636,595	496,933	496,933	28%	28%

Total revenues	$2,203,847	$2,203,847	$1,859,802	$1,859,802	18%	18%

Operating income:
North America merchant services	$281,305	$295,003	$268,233	$280,880	5%	5%
International merchant services	196,137	238,487	143,911	172,956	36%	38%
Corporate(1)	(170,093)	(75,685)	(80,550)	(65,389)	(111%)	(16%)

Operating income	$307,349	$457,805	$331,594	$388,447	(7%)	18%

(1)	Fiscal 2012 GAAP amounts include processing system intrusion costs of $84.4 million

See Schedules 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	May 31, 2012	May 31, 2011
ASSETS
Current assets:
Cash and cash equivalents	$781,275	$1,354,285
Accounts receivable, net of allowances for doubtful accounts of $532 and $472, respectively	182,962	166,540
Claims receivable, net of allowance for losses of $3,435 and $3,870, respectively	1,029	914
Settlement processing assets	217,994	280,359
Inventory	9,864	7,640
Deferred income taxes	21,969	2,946
Prepaid expenses and other current assets	33,646	35,291

Total current assets	1,248,739	1,847,975

Goodwill	724,687	779,637
Other intangible assets, net of accumulated amortization of $233,215 and $197,066, respectively	290,188	341,500
Property and equipment, net of accumulated depreciation of $161,911 and $147,670, respectively	305,848	256,301
Deferred income taxes	97,235	104,140
Other	21,446	20,978

Total assets	$2,688,143	$3,350,531

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$215,391	$270,745
Current portion of long-term debt	76,420	85,802
Accounts payable and accrued liabilities	316,313	241,578
Settlement processing obligations	216,878	838,565
Income taxes payable	12,283	7,674

Total current liabilities	837,285	1,444,364

Long-term debt	236,565	268,217
Deferred income taxes	106,644	116,432
Other long-term liabilities	62,306	49,843

Total liabilities	1,242,800	1,878,856

Commitments and contingencies

Redeemable noncontrolling interest	144,422	133,858

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—	—
Common stock, no par value; 200,000,000 shares authorized; 78,551,297 and 80,334,781 issued and outstanding at May 31, 2012 and 2011, respectively.
Paid-in capital	358,728	419,591
Retained earnings	843,456	685,624
Accumulated other comprehensive (loss) income	(30,000)	79,320

Total Global Payments shareholders' equity	1,172,184	1,184,535

Noncontrolling interest	128,737	153,282

Total equity	1,300,921	1,337,817

Total liabilities and equity	$2,688,143	$3,350,531

SCHEDULE 5

CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Year Ended May 31,
	2012	2011
Cash flows from operating activities:
Net income	$217,566	$228,156
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of property and equipment	48,403	40,545
Amortization of acquired intangibles	50,696	41,692
Provision for operating losses and bad debts	22,417	20,577
Share-based compensation expense	16,391	15,885
Deferred income taxes	(19,498)	19,154
Loss on disposal of discontinued operations, non-cash	—	602
Other, net	(2,775)	(3,576)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	(16,422)	(34,723)
Claims receivable	(13,519)	(14,425)
Settlement processing assets and obligations, net	(568,335)	299,895
Inventory	(2,394)	1,979
Prepaid expenses and other assets	3,511	3,537
Accounts payable and other accrued liabilities	85,875	89,230
Income taxes payable	4,609	1,244

Net cash (used in) provided by operating activities	(173,475)	709,772

Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(44,274)	(167,968)
Capital expenditures	(109,876)	(98,537)
Disposition of business, net of cash	—	(2,577)
Net decrease in financing receivables	2,565	2,062
Proceds from sale of investment and contractual rights	1,152	—

Net cash used in investing activities	(150,433)	(267,020)

Cash flows from financing activities:
Net (payments) borrowings on short-term lines of credit	(55,354)	191,558
Proceeds from issuance of long-term debt	146,374	205,298
Principal payments under long-term debt	(184,235)	(280,198)
Proceeds from stock issued under employee stock plans	11,446	18,364
Common stock repurchased—share-based compensation plans	(4,861)	—
Tax benefit from employee share-based compensation	1,441	9,141
Repurchase of common stock	(99,604)	(14,900)
Distribution to noncontrolling interests	(27,082)	(8,752)
Dividends paid	(6,311)	(6,388)

Net cash (used in) provided by financing activities	(218,186)	114,123

Effect of exchange rate changes on cash	(30,916)	27,464

(Decrease) increase in cash and cash equivalents	(573,010)	584,339
Cash and cash equivalents, beginning of period	1,354,285	769,946

Cash and cash equivalents, end of period	$781,275	$1,354,285

SCHEDULE 6

RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Three Months Ended May 31, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$597,032	$—	$—	$—	$597,032
Operating expenses:
Cost of service	213,071	—	—	(13,020)	200,051
Sales, general and administrative	289,712	—	(15,322)	—	274,390
Processing system intrusion	84,438	(84,438)	—	—	—

	587,221	(84,438)	(15,322)	(13,020)	474,441

Operating income	9,811	84,438	15,322	13,020	122,591
Other income (expense):
Interest and other income	2,818	—	—	—	2,818
Interest and other expense	(4,185)	—	—	—	(4,185)

	(1,367)	—	—	—	(1,367)

Income from continuing operations before income taxes	8,444	84,438	15,322	13,020	121,224
Benefit (provision) for income taxes	3,202	(30,666)	(5,034)	(3,820)	(36,318)

Income from continuing operations	11,646	53,772	10,288	9,200	84,817
Less: Net income attributable to noncontrolling interests, net of tax	(6,560)	—	—	(1,877)	(8,437)

Net income from continuing operations attributable to Global Payments	$5,086	$53,772	$10,288	$7,223	$76,469

Diluted shares	79,192				79,192
Diluted earnings per share	$0.06	$0.68	$0.13	$0.10	$0.97

	Three Months Ended May 31, 2011
	GAAP	Employee Termination and Other[3]	Foreign Tax Rate	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$519,754	$—	$—	$—	$519,754
Operating expenses:
Cost of service	191,440	(1,337)	—	(14,206)	175,897
Sales, general and administrative	240,171	(3,084)	—	—	237,087

	431,611	(4,421)	—	(14,206)	412,984

Operating income	88,143	4,421	—	14,206	106,770
Other income (expense):
Interest and other income	3,534	—	—	—	3,534
Interest and other expense	(4,706)	—	—	—	(4,706)

	(1,172)	—	—	—	(1,172)

Income from continuing operations before income taxes	86,971	4,421	—	14,206	105,598
Provision for income taxes	(24,587)	(1,475)		(3,370)	(29,432)

Income from continuing operations	62,384	2,946	—	10,836	76,166
Less: Net income attributable to noncontrolling interests, net of tax	(3,779)	—	—	(2,536)	(6,315)

Net income from continuing operations attributable to Global Payments	$58,605	$2,946	$—	$8,300	$69,851

Diluted shares	81,045				81,045
Diluted earnings per share	$0.72	$0.04	$—	$0.10	$0.86

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Represents one-time charges primarily related to employee termination benefits and two contractual disputes.
[3]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended May 31, 2012 and 2011 on a "cash earnings" basis in this earnings release as a measure to help evaluate performance. We calculated May 31, 2012 income from continuing operations and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits, two contractual disputes and other immaterial items from our results. We calculated May 31, 2011 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7

RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)

	Year Ended May 31, 2012
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$2,203,847	$—	$—	$—	$2,203,847
Operating expenses:
Cost of service	784,756	—	—	(50,696)	734,060
Sales, general and administrative	1,027,304	—	(15,322)	—	1,011,982
Processing system intrusion	84,438	(84,438)	—	—	—

	1,896,498	(84,438)	(15,322)	(50,696)	1,746,042

Operating income	307,349	84,438	15,322	50,696	457,805
Other income (expense):
Interest and other income	9,946	—	—	—	9,946
Interest and other expense	(16,848)	—	—	—	(16,848)

	(6,902)	—	—	—	(6,902)

Income from continuing operations before income taxes	300,447	84,438	15,322	50,696	450,903
Provision for income taxes	(82,881)	(30,640)	(5,034)	(14,900)	(133,455)

Income from continuing operations	217,566	53,798	10,288	35,796	317,448
Less: Net income attributable to noncontrolling interests, net of tax	(29,405)	—		(7,788)	(37,193)

Net income from continuing operations attributable to Global Payments	$188,161	$53,798	$10,288	$28,008	$280,255

Diluted shares	79,431				79,431
Diluted earnings per share	$2.37	$0.68	$0.13	$0.35	$3.53

	Year Ended May 31, 2011
	GAAP	Employee Termination and Other[3]	Foreign Tax Rate[4]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$1,859,802	$—	$—	$—	$1,859,802
Operating expenses:
Cost of service	665,017	(3,398)	—	(41,692)	619,927
Sales, general and administrative	863,191	(11,763)	—	—	851,428

	1,528,208	(15,161)	—	(41,692)	1,471,355

Operating income	331,594	15,161	—	41,692	388,447
Other income (expense):
Interest and other income	10,774	—	—	—	10,774
Interest and other expense	(18,161)	—	—	—	(18,161)

	(7,387)	—	—	—	(7,387)

Income from continuing operations before income taxes	324,207	15,161	—	41,692	381,060
Provision for income taxes	(95,076)	(4,949)	2,479	(11,913)	(109,459)

Income from continuing operations	229,131	10,212	2,479	29,779	271,601
Less: Net income attributable to noncontrolling interests, net of tax	(18,918)	—	—	(4,958)	(23,876)

Net income from continuing operations attributable to Global Payments	$210,213	$10,212	$2,479	$24,821	$247,725

Diluted shares	80,478				80,478
Diluted earnings per share	$2.61	$0.13	$0.03	$0.31	$3.08

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Represents one-time charges primarily related to employee termination benefits and two contractual disputes.

[3]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.
[4]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the years ended May 31, 2012 and 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated May 31, 2012 income from continuing operations and earnings per share on a cash basis by excluding costs related to the processing system intrusion, acquisition intangible amortization and one-time charges related to employee termination benefits, two contractual disputes and other immaterial items from our results. We calculated May 31, 2011 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, the legislated tax rate reduction and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended May 31,
	2012					2011
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[3]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues:
United States	$351,872	$—	$—	$—	$351,872	$281,500	$—	$—	$281,500
Canada	79,015	—	—	—	79,015	87,140	—	—	87,140

North America merchant services	430,887	—	—	—	430,887	368,640	—	—	368,640

Europe	128,521	—	—	—	128,521	115,359	—	—	115,359
Asia-Pacific	37,624	—	—	—	37,624	35,755	—	—	35,755

International merchant services	166,145	—	—	—	166,145	151,114	—	—	151,114

Total revenues	$597,032	$—	$—	$—	$597,032	$519,754	$—	$—	$519,754

Operating income:
North America merchant services	$76,412	$—	$1,538	$3,244	$81,194	$69,816	$—	$3,269	$73,085
International merchant services	48,074	—	3,814	9,776	61,664	41,632	—	10,937	52,569
Corporate	(114,675)	84,438	9,970	—	(20,267)	(23,305)	4,421	—	(18,884)

Operating income	$9,811	$84,438	$15,322	$13,020	$122,591	$88,143	$4,421	$14,206	$106,770

	Year Ended May 31,
	2012					2011
	GAAP	Processing System Intrusion	Other[2]	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[3]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues:
United States	$1,234,818	$—	$—	$—	$1,234,818	$1,031,997	$—	$—	$1,031,997
Canada	332,434	—	—	—	332,434	330,872	—	—	330,872

North America merchant services	1,567,252	—	—	—	1,567,252	1,362,869	—	—	1,362,869

Europe	489,300	—	—	—	489,300	359,567	—	—	359,567
Asia-Pacific	147,295	—	—	—	147,295	137,366	—	—	137,366

International merchant services	636,595	—	—	—	636,595	496,933	—	—	496,933

Total revenues	$2,203,847	$—	$—	$—	$2,203,847	$1,859,802	$—	$—	$1,859,802

Operating income:
North America merchant services	$281,305	$—	$1,538	$12,160	$295,003	$268,233	$—	$12,647	$280,880
International merchant services	196,137	—	3,814	38,536	238,487	143,911	—	29,045	172,956
Corporate	(170,093)	84,438	9,970	—	(75,685)	(80,550)	15,161	—	(65,389)

Operating income	$307,349	$84,438	$15,322	$50,696	$457,805	$331,594	$15,161	$41,692	$388,447

[1]	Represents acquisition intangible amortization expense.
[2]	Represents one-time charges primarily related to employee termination benefits and two contractual disputes.
[3]	Represents start-up costs related to our Global Service Center in Manila, Philippines and expenses related to employee termination and relocation benefits.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)

	Fiscal 2012 Actual	Fiscal 2013 Outlook	% Change FY12
Revenue Outlook
Constant currency[1]	$2,204	$2,385 to $2,425	8% to 10%
Foreign currency impact[2]	NA	($25)

Total Revenues	$2,204	$2,360 to $2,400	7% to 9%

EPS Outlook
Constant currency[1]	$3.53	$3.67 to $3.74	4% to 6%
Foreign currency impact[2]	NA	($0.08)

Cash EPS	$3.53	$3.59 to $3.66	2% to 4%
Acquisition-related intangibles and non-recurring items[3]	(0.48)	($0.37)	(23%)
Processing system intrusion	(0.68)	TBD*	NM

GAAP Diluted EPS	$2.37	$3.22 to $3.29	36% to 39%

We supplement our fiscal 2013 outlook of total revenues and earnings per share information determined in accordance with GAAP by reporting revenues and earnings per share on a “constant currency” basis in this earnings release as a measure to help evaluate performance. We calculated revenues and earnings per share on a constant currency basis by converting our fiscal 2013 expected revenues and expenses at fiscal 2012 exchange rates. We exclude the impact of exchange rate fluctuations in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations, and our management uses constant currency measures to evaluate the impact of operational business decisions. Our revenues and earnings per share reported on a constant currency basis should be considered in addition to, and not as a substitute for, revenues and earnings per share determined in accordance with GAAP. Our measures of revenues and earnings per share on a constant currency basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

[1]	Reflects current period and forecasted results on a pro forma basis as if foreign currency rates did not change from the comparable prior year period.
[2]	Reflects the impact of actual and forecasted changes in foreign currency rates from the comparable prior year period.
[3]	Fiscal 2013 reflects $0.33 of acquisition-related intangibles and $0.04 of non-recurring items. Acquisition-related intangibles accounted for $0.35 in fiscal 2012 and non-recurring items $0.13.
*	Not able to accurately estimate 2013 charges for processing system intrusion, remediation, true-ups, etc. We currently anticipate that such additional costs may be $55 to $65 million in fiscal 2013. We anticipate that may receive additional recoveries up to $28 million.

NA=Not Applicable

NM=Not Meaningful